SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 14, 2005


                               BAY RESOURCES, LTD
                 (Exact Name of Company as Specified in Charter)


            Delaware                     0-16097                  98-007697
-------------------------------    ---------------------     -------------------
(State or Other Jurisdiction of    (Commission File No.)       (IRS Employer
        Incorporation)                                       Identification No.)


         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004

               (Address of Principal Executive Offices) (Zip Code)


Company's telephone number                       61-3-8532-2860
Company's facsimile number                       61-3-8532-2805
Company's email address                          bayresources@axisc.com.au
                                                 -------------------------
Company's website address                        www.bayresourcesltd.com
                                                 -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departures of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers


     (a)  Departure of Director

          (i) The Company advises that Mr. Paul Ehrlich has resigned as a Director effective September 14, 2005.

          (ii) Mr. Ehrlich was also a member of the Audit and Remuneration Committee's.

          (iii) Mr. Ehrlich's resignation is not the result of a disagreement with the Company nor has he refused to stand for re-election at the next annual general meeting and he has not been removed for cause.

     (b)  Appointment of Director

          (i) The Company advises that Mr. Mordechai Zev Gutnick has been elected a Director effective September 14, 2005. Mr. MZ Gutnick is a non-executive Director.

          (ii) Mr. Mordechai Gutnick is a businessman and long-term investor in the mining industry. He is also a Director of Astro Diamond Mines N.L. (May 2003 to current), Great Gold Mines N.L. (May 2003 to current) and Quantum Resources Limited (May 2003 to current).

          (iii) The Company advises there are no arrangements or understandings by which Mr. M Z Gutnick was selected a Director.

          (iv) Mr. M Z Gutnick has been appointed to the Audit and Remuneration Committee's, effective September 14, 2005.

          (v) Mr. M Z Gutnick has not been a party to any transactions with the Company.


About Bay Resources Ltd

Bay Resources Ltd is a Delaware corporation that is focusing its activities in the mining and exploration industry. Bay Resources has acquired a strategic land position in the highly prospective Committee Bay Greenstone Belt, Canada, for the purpose of undertaking gold and base metal exploration. Bay Resources has also entered into an arrangement with Tahera Corporation ("Tahera"), a Canadian diamond explorer, to explore for gold and base metals on Tahera's ground in the Slave Craton of northern Canada. Bay Resources is continuing to investigate opportunities in the industry for investment and or other types of participation. For further information please visit our website at www.bayresourcesltd.com

Forward-Looking Statements

Forward-looking statements in this press release are made pursuant to the "safe harbour" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, the risks of exploration and development stage projects, risks associated with environmental and other regulatory matters, mining risks and competition and the volatility of gold prices. Actual results and timetables could vary significantly. Additional information about these and other factors that could affect the Company's business is set forth in the Company's fiscal 2004 Annual Report on Form 10-KSB and other filings with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BAY RESOURCES, LTD
                                        (Company)

                                  By:/s/ Peter Lee
                                     --------------------------------------
                                         Peter Lee
                                         Director, Secretary and
                                         Chief Financial Officer



Dated: September 14, 2005